UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23793)

Tidal Trust II
(Exact name of registrant as specified in charter)

234 West Florida Street, Suite 700

Milwaukee, Wisconsin 53204
(Address of principal executive offices) (Zip code)

Eric W. Falkeis

Tidal Trust II

234 West Florida Street, Suite 700

Milwaukee, Wisconsin 53204
(Name and address of agent for service)

(844) 986-7700

Registrant’s telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2026

Item 1. Reports to Stockholders.

Cambria Chesapeake Pure Trend ETF Tailored Shareholder Report

Annual shareholder report

Cambria Chesapeake Pure Trend ETF

TICKER: MFUT (Listed on Cboe BZX Exchange, Inc.)

This annual shareholder report contains important information about the Cambria Chesapeake Pure Trend ETF (the "Fund") for the period July 1, 2025 to June 30, 2026. You can find additional information about the Fund at www.cambriafunds.com/mfut. You can also request this information by contacting us at (855) 843‑2534 or by writing to the Cambria Chesapeake Pure Trend ETF, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201‑0701.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Cambria Chesapeake Pure Trend ETF	$131	1.16%*
*	Costs paid as a percentage of a $10,000 investment is an annualized figure.

Cumulative Performance

Cambria Chesapeake Pure Trend ETF - at NAV - $9,256
S&P 500 Total Return Index - $14,517
15,000
14,000
13,000
12,000
11,000
10,000
9,000
8,000
7,000
05/28/2024
06/30/2024
08/31/2024
10/31/2024
12/31/2024
02/28/2025
04/30/2025
06/30/2025
08/31/2025
10/31/2025
12/31/2025
02/28/2026
04/30/2026
06/30/2026

Annual Performance

Average Annual Returns for the Periods Ended June 30, 2026:	1 Year	Since Inception (5/28/24)
Cambria Chesapeake Pure Trend ETF - at NAV	25.93%	-3.63%
S&P 500 Total Return Index	22.32%	19.52%

The Fund's past performance is not a good indicator of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Visit www.cambriafunds.com/mfut for more recent performance information.

How did the Fund perform last year and what affected its performance?

For the period July 1, 2025 – June 30, 2026

During the 12-month reporting period, the MFUT Fund returned +25.93% (NAV) and 25.65% (market price).

The Fund began the fiscal year with strong gains—benefiting from long positions in select commodities and trend-driven single equities.

MFUT maintained its systematic approach throughout, adjusting exposures based on the strength and direction of price trends across asset classes. The strategy does not rely on predictions or discretionary decisions, instead following a rules-based process to identify opportunities and manage risk.

Cambria Chesapeake Pure Trend ETF Tailored Shareholder Report

Performance Drivers

  Currencies: Net exposure to foreign currencies increased through the year as central bank paths diverged. Long positions in the Australian Dollar and the Canadian Dollar contributed early, and positions in long US dollar led later in the period. Long emerging market exposure also added gains.
  Commodities: Commodity results were mixed but positive for the year. Metals led early, with long gold exposure and copper and silver longs were added as trends developed and contributed profits as well. Energy took over later in the period, as long positions in gas oil, heating oil, and Brent crude benefited from sustained trends. Grains were mixed during the period but long exposure by year end provided positive results.
  Fixed Income: Fixed income remained the Fund's largest allocation by weight and contributed meaningfully early in the year, anchored by long short-duration positions in instruments. The portfolio later moved short across the curve in both domestic and foreign bonds. Short-term interest rate futures and European sovereign shorts detracted as rate expectations shifted.
  Equities: Single stocks were the largest driver of the year's return.As the market’s continued their trend higher and breaking record highs. The Fund continues to be net long Equities going into the new year.

Positioning as of June 30, 2026

At period-end of the period, MFUT held:

  Long positions in energy, metals, grains and mixed positioning in softs and livestock commodities
  Net long emerging market currencies and short the Euro and the Sterling.
  Short positions across the curve n domestic and foreign bonds
  Net long single-stock positions.

While the year included periods of disruption, the Fund remained consistent in applying its systematic process—reducing risk when trends weakened and scaling back in when trend strength improved. MFUT’s diversified, rules-based framework is designed to participate in sustained market trends while actively managing downside risk.

Cambria Chesapeake Pure Trend ETF Tailored Shareholder Report

Key Fund Statistics

(as of June 30, 2026)

Fund Size (Thousands)	$39,210
Number of Holdings	131
Total Advisory Fee Paid	$201,647
Portfolio Turnover Rate	83%

What did the Fund invest in?

(as of June 30, 2026)

Sector/Security Type - Investments (% of net assets)

(Excludes securities sold short and other financial instruments)

Top Holdings	(% of net assets)
First American Government Obligations Fund - Class X, 3.57%	37.6%
Micron Technology, Inc.	5.4%
Cisco Systems, Inc.	3.0%
NVIDIA Corp.	2.3%
Advanced Micro Devices, Inc.	1.8%
Deere & Co.	1.7%
Corteva, Inc.	1.6%
Rio Tinto PLC	1.5%
ASML Holding NV	1.4%
BHP Group Ltd.	1.3%

Sector/Security Type - Securities Sold Short

(% of net assets)

Security Type - Other Financial Instruments

(% of net assets)

Percentages are based on total net assets, excluding Other Financial Instruments. Cash & Cash Equivalents represents cash, short-term investments and other assets in excess of liabilities. Futures contracts percentages are based on unrealized appreciation (depreciation).

For additional information about the Fund, including its prospectus, financial information, holdings and proxy voting information, visit www.cambriafunds.com/mfut.

Fund Changes

Subsequent to the fiscal year end, the Fund discontinued the use of short sales and transitioned to derivative instruments to obtain certain investment exposures. As a result, the Fund revised the Other Expenses presented in its prospectus to reflect the expenses expected to be incurred under its current investment strategy. The revised Other Expenses became effective on July 17, 2026.

Householding

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. David Norris is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for these fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Cambria Chesapeake Pure Trend ETF

	FYE 6/30/2026	FYE 6/30/2025
(a) Audit Fees	$19,250	$18,000
(b) Audit-Related Fees	N/A	N/A
(c) Tax Fees	$6,600	$6,500
(d) All Other Fees	N/A	N/A

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by Cohen to the Adviser and any entities that provide ongoing services to the Fund, for engagements directed related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

	FYE 6/30/2026	FYE 6/30/2025
(a) Audit-Related Fees	N/A	N/A
(b) Tax Fees	$495,000	N/A
(c) All other fees	N/A	N/A

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Non-Audit Related Fees	FYE 6/30/2026	FYE 6/30/2025
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years:

Fiscal Year Ended June 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to the registrant and to the registrant’s investment adviser (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to the registrant and to the registrant’s investment adviser (all other engagements) (C)	Total of (A), (B) and (C)
2026	$6,600	$495,000	N/A	$501,600
2025	$6,500	N/A	N/A	$6,500

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j) The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Javier Marquina, Michelle McDonough, David Norris, and Domenick Pugliese.

(b) Not applicable

Item 6. Investments.

(a)	Schedule of Investments is included within the financial statements filed under Item 7 of this Form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

(a)

Financial Statements

June 30, 2026

Tidal Trust II

Cambria Chesapeake Pure Trend ETF | MFUT | Cboe BZX Exchange, Inc.

Cambria Chesapeake Pure Trend ETF

Cambria Chesapeake Pure Trend ETF

Consolidated Schedule of Investments

June 30, 2026

COMMON STOCKS - 51.2%	Shares	Value
Consumer Discretionary Products - 0.7%
D.R. Horton, Inc.	348	$56,682
Tesla, Inc.(a)	560	235,536
		292,218

Consumer Discretionary Services - 1.0%
Yum! Brands, Inc.	2,424	387,501

Consumer Staple Products - 2.0%
Fomento Economico Mexicano SAB de CV, ADR	3,509	448,801
PepsiCo, Inc.	2,540	343,916
		792,717

Health Care - 3.8%
Edwards Lifesciences Corp.(a)	4,988	451,214
Elevance Health, Inc.	711	274,965
Eli Lilly & Co.	289	346,635
Merck & Co., Inc.	3,255	418,268
		1,491,082

Industrial Products - 3.8%
AIRBUS GROUP SE	1,388	308,716
Deere & Co.	1,031	653,994
Lockheed Martin Corp.	794	404,512
Northrop Grumman Corp.(b)	232	118,160
		1,485,382

Industrial Services - 2.3%
Canadian Pacific Kansas City Ltd.	3,198	277,107
Old Dominion Freight Line, Inc.	1,454	314,936
United Rentals, Inc.	269	304,748
		896,791

Insurance - 0.7%
Arch Capital Group Ltd.(a)	2,847	276,330

Materials - 12.2%
Air Liquide SA	2,147	425,345
Air Products and Chemicals, Inc.	646	189,394
BHP Group Ltd., ADR	6,189	515,605
Corteva, Inc.(b)	7,301	618,322
Newmont Corp.	5,259	491,190
Nucor Corp.	2,029	451,960
Nutrien Ltd.	4,802	302,286
Rio Tinto PLC, ADR	6,332	601,097
Tenaris SA, ADR	6,743	374,169
Vale SA, ADR	31,342	471,384

Vulcan Materials Co.	1,111	327,756
		4,768,508

Oil & Gas - 3.8%
Cheniere Energy, Inc.	1,108	264,823
Chevron Corp.	2,176	360,694
Equinor ASA, ADR	11,795	370,363
Suncor Energy, Inc.	9,077	487,253
		1,483,133

Real Estate - 0.9%
Public Storage - REIT	1,140	362,874

Retail & Wholesale - Staples - 1.0%
Archer-Daniels-Midland Co.	5,310	405,684

Software & Tech Services - 1.1%
Fortinet, Inc.(a)	1,921	295,104
Snowflake, Inc. - Class A(a)	464	118,088
		413,192

Tech Hardware & Semiconductors - 15.9%
Advanced Micro Devices, Inc.(a)	1,220	708,710
Apple, Inc.	1,768	511,589
ASML Holding NV	284	565,001
Cisco Systems, Inc.	10,080	1,183,997
Microchip Technology, Inc.	3,035	276,792
Micron Technology, Inc.(b)	1,836	2,119,276
NVIDIA Corp.(b)	4,436	887,599
		6,252,964

Utilities - 2.0%
NextEra Energy, Inc.	4,760	417,785
Sempra	3,852	357,119
		774,904

TOTAL COMMON STOCKS (Cost $15,924,688)		20,083,280

SHORT-TERM INVESTMENTS - 37.6%
Money Market Funds - 37.6%	Shares	Value
First American Government Obligations Fund - Class X, 3.57%(c)(d)	14,727,231	14,727,231

TOTAL SHORT-TERM INVESTMENTS (Cost $14,727,231)		14,727,231

TOTAL INVESTMENTS - 88.8% (Cost $30,651,919)		$34,810,511
Other Assets in Excess of Liabilities - 11.2%		4,399,126
TOTAL NET ASSETS - 100.0%		$39,209,637

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

(a)	Non-income producing security.

(b)   All or a portion of this security has been pledged as collateral for securities sold short. The fair value of securities committed as collateral as of June 30, 2026 is $1,985,989.

(c)	The rate shown represents the 7-day annualized effective yield as of June 30, 2026.

(d)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

Cambria Chesapeake Pure Trend ETF

Consolidated Schedule of Securities Sold Short

June 30, 2026

COMMON STOCKS - (9.8)%	Shares	Value
Consumer Staple Products - (2.4)%
Conagra Brands, Inc.	(14,340)	$(193,016)
Constellation Brands, Inc. - Class A	(1,852)	(257,595)
General Mills, Inc.	(6,145)	(213,846)
Kraft Heinz Co.	(11,156)	(263,505)
		(927,962)

Health Care - (2.0)%
Abbott Laboratories	(3,007)	(272,855)
Sanofi SA, ADR	(3,637)	(155,155)
Zimmer Biomet Holdings, Inc.	(1,549)	(133,353)
Zoetis, Inc. - Class A	(3,214)	(230,958)
		(792,321)

Industrial Services - (1.7)%
Automatic Data Processing, Inc.	(1,572)	(352,050)
Paychex, Inc.	(3,286)	(323,112)
		(675,162)

Materials - (0.2)%
Martin Marietta Materials, Inc.	(136)	(78,431)

Media - (1.0)%
Comcast Corp. - Class A	(15,811)	(388,160)

Real Estate - (0.4)%
Crown Castle, Inc. - REIT	(2,210)	(167,363)

Software & Tech Services - (0.7)%
Roper Technologies, Inc.	(823)	(278,495)

Tech Hardware & Semiconductors - (0.8)%
Sony Group Corp., ADR	(16,256)	(326,095)

Utilities - (0.6)%
American Water Works Co., Inc.	(1,589)	$(209,081)

TOTAL COMMON STOCKS (Proceeds $4,704,049)		(3,843,070)

TOTAL SECURITIES SOLD SHORT (Proceeds $4,704,049)		$(3,843,070)

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Cambria Chesapeake Pure Trend ETF

Consolidated Schedule of Futures Contracts

June 30, 2026

The Cambria Chesapeake Pure Trend ETF had the following futures contracts outstanding with StoneX Financial, Inc. as of June 30, 2026:

FUTURES CONTRACTS - (3.0)%

Description	Contracts Purchased	Expiration Date	Notional Value	Value / Unrealized Appreciation (Depreciation)
Arabica Coffee(a)	3	09/18/2026	$333,506	$51,903
Australian Dollar/U.S. Dollar Cross Currency Rate	37	09/14/2026	2,557,070	(39,021)
Brazil Real/U.S. Dollar Cross Currency Rate	94	07/31/2026	1,804,800	1,446
British Pound/U.S. Dollar Cross Currency Rate	8	09/14/2026	662,750	(7,025)
Canadian 10 Year Government Bonds	14	09/18/2026	1,195,094	11,282
Copper(a)	7	09/28/2026	1,094,450	8,280
Cotton No. 2(a)	25	12/08/2026	960,000	(19,863)
Crude Palm Oil(a)	40	09/15/2026	1,114,899	(28,117)
Crude Soybean Oil(a)	15	12/14/2026	588,150	(3,228)
Feeder Cattle(a)	10	08/27/2026	1,823,000	15,424
Gold(a)	5	08/27/2026	2,019,250	(202,053)
Hard Red Winter Wheat(a)	16	09/14/2026	500,200	(12,483)
Live Cattle(a)	26	08/31/2026	2,521,220	(47,004)
London Metal Exchange - Aluminum(a)	21	09/16/2026	1,620,386	(292,339)
London Metal Exchange - Nickel(a)	6	09/16/2026	585,217	(66,119)
London Metal Exchange - Tin(a)	4	09/16/2026	1,030,520	(10,866)
London Metal Exchange - Zinc(a)	11	09/16/2026	981,315	13,518
Low Sulphur Gas Oil(a)	7	08/12/2026	637,700	35,148
Mexican Peso/U.S. Dollar Cross Currency Rate	84	09/14/2026	2,386,440	(23,488)
Norwegian Krone/U.S. Dollar Cross Currency Rate	10	09/14/2026	2,017,500	(88,546)
NY Harbor Ultra-Low Sulfur Diesel(a)	5	07/31/2026	678,111	721
Platinum(a)	10	10/28/2026	782,900	(40,802)
Reformulated Blendstock Gasoline(a)	7	07/31/2026	851,101	2,505
Singapore Exchange TSI Iron Ore(a)	82	07/31/2026	812,128	(47,653)
Silver(a)	5	09/28/2026	1,498,050	3,902
South African Rand/U.S. Dollar Cross Currency Rate	60	09/14/2026	1,820,250	(4,027)
Soybeans(a)	22	11/13/2026	1,258,125	10,049
Soybean Meal(a)	17	12/14/2026	515,270	5,012
Technically Specified Rubber(a)	102	08/31/2026	1,077,120	(89,933)
TTF Natural Gas(a)	5	07/30/2026	184,771	11,596
U.K. Natural Gas(a)	5	07/30/2026	214,878	15,284
Wheat(a)	13	09/14/2026	383,013	(21,355)
WTI Crude Oil(a)	6	07/21/2026	417,000	(39,507)
				(897,359)

Description	Contracts Sold	Expiration Date	Notional Value	Value / Unrealized Appreciation (Depreciation)
3 Month Canadian Overnight Repo Rate Average	(68)	06/20/2028	(11,634,890)	$(8,596)
3 Month Euribor	(56)	09/18/2028	(15,599,662)	(23,753)
3 Month Swiss Average Overnight Rate	(64)	06/20/2028	(19,795,450)	(8,174)
30 Day Federal Funds Rate	(62)	05/28/2027	(24,791,650)	72,551
3 Month Secured Overnight Financing Rate	(84)	12/19/2028	(20,206,200)	(2,290)
Australian 90 Day Bank Bills	(133)	03/09/2028	(91,186,687)	(90,588)
Australian Government 10 Year Bonds	(39)	09/15/2026	(2,967,177)	(41,529)
Australian Government 3 Year Bonds	(108)	09/15/2026	(7,825,964)	(31,574)
Canadian Dollar/U.S. Dollar Cross Currency Rate	(39)	09/15/2026	(2,754,960)	45,996
Corn(a)	(35)	12/14/2026	(763,000)	11,632
Euro/U.S. Dollar Cross Currency Rate	(21)	09/14/2026	(3,007,331)	5,084
Euro-Schatz	(48)	09/08/2026	(5,814,922)	(15,335)
German Medium Term Government Bond	(27)	09/08/2026	(3,561,681)	(24,201)
ICE 3 Month Sterling Overnight Index Average Rate	(42)	12/19/2028	(13,383,514)	(24,330)
Indian rupee/U.S. Dollar Cross Currency Rate	(61)	07/29/2026	(3,216,530)	(10,042)
Italian Government Bond	(11)	09/08/2026	(1,500,983)	(22,502)
Japanese 10 Year Government Bonds	(7)	09/14/2026	(5,503,092)	(11,658)
Japanese Yen/U.S. Dollar Cross Currency Rate	(22)	09/14/2026	(1,701,425)	29,048
Lean Hogs(a)	(9)	08/14/2026	(353,520)	(10,126)
London Metal Exchange - Lead(a)	(15)	09/16/2026	(700,208)	56,733
Long Gilt	(8)	09/28/2026	(947,229)	(12,172)
Long Term German Government Bond	(21)	09/08/2026	(3,057,348)	(40,851)
New Zealand Dollar/U.S. Dollar Cross Currency Rate	(29)	09/14/2026	(1,651,260)	29,251
Polish Zloty/U.S. Dollar Cross Currency Rate	(15)	09/14/2026	(1,992,900)	(9,244)
Short Term Italian Government Bond	(97)	09/08/2026	(11,871,870)	(47,022)
Sugar No. 11(a)	(46)	09/30/2026	(763,526)	(31,147)
Swedish Krona/U.S. Dollar Cross Currency Rate	(7)	09/14/2026	(1,449,000)	(5,782)
Swiss Franc/U.S. Dollar Cross Currency Rate	(12)	09/14/2026	(1,871,325)	28,220
U.S. Dollar/Chinese Yuan Cross Currency Rate	(78)	09/14/2026	(7,764,953)	(36,249)
U.S. Treasury 10 Year Notes	(25)	09/21/2026	(2,747,266)	(7,486)
U.S. Treasury 2 Year Notes	(49)	09/30/2026	(10,100,508)	15,859
U.S. Treasury 3 Year Notes	(23)	09/30/2026	(4,818,859)	2,127
U.S. Treasury 5 Year Notes	(32)	09/30/2026	(3,425,500)	(493)
U.S. Treasury Long Bonds	(12)	09/21/2026	(1,362,000)	(19,328)
Ultra Long Term German Government Bond	(8)	09/08/2026	(1,017,264)	(29,180)
White Sugar(a)	(12)	09/15/2026	(280,320)	195
				(266,956)

Net Unrealized Appreciation (Depreciation)				(1,164,315)

(a)	All or a portion of the investment is a holding of the Cambria Chesapeake Cayman Subsidiary.

Consolidated Statement of Assets and Liabilities

June 30, 2026

Cambria Chesapeake Pure Trend ETF
ASSETS:
Investments, at value (cost $30,651,919) (Note 2)	$34,810,511
Deposit at broker for futures contracts	5,401,537
Deposit at broker for securities sold short	3,929,739
Deposit at broker for forward currency contracts	31,845
Unrealized appreciation on futures contracts	482,765
Segregated cash for securities sold short	16,077
Interest receivable	46,067
Dividends receivable	10,556
Dividend tax reclaim receivable	948
Total assets	44,730,045

LIABILITIES:
Securities sold short, at value (cost $4,704,049) (Note 2)	3,843,070
Unrealized depreciation on futures contracts	1,647,080
Payable to adviser (Note 4)	24,499
Dividends payable	5,505
Interest payable	254
Total liabilities	5,520,408
NET ASSETS	$39,209,637

NET ASSETS CONSISTS OF:
Paid-in capital	$38,889,147
Total distributable earnings/(accumulated losses)	320,490
Total Net Assets	$39,209,637

Net assets	$39,209,637
Shares issued and outstanding(a)	2,125,000
Net asset value per share	$18.45

(a)	Unlimited shares authorized without par value.

The accompanying notes are an integral part of these financial statements.

Consolidated Statement of Operations

For the Year Ended June 30, 2026

Cambria Chesapeake Pure Trend ETF
INVESTMENT INCOME:
Interest income	$529,153
Dividend income	210,890
Less: Issuance fees	(608)
Less: Dividend withholding taxes	(8,998)
Total investment income	730,437

EXPENSES:
Investment advisory fee (Note 4)	201,647
Dividend expenses	106,385
Interest expense	4,253
Other expenses and fees	192
Total expenses	312,477
NET INVESTMENT INCOME (LOSS)	417,960

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(600,253)
Securities sold short	(220,165)
Futures contracts	1,528,686
Forward currency contracts	1,206,977
Foreign currency transactions	7,441
Net realized gain (loss)	1,922,686
Net change in unrealized appreciation (depreciation) on:
Investments	3,748,956
Securities sold short	474,962
Foreign currency translations	(18,134)
Futures contracts	(1,265,963)
Forward currency contracts	(110,191)
Net change in unrealized appreciation (depreciation)	2,829,630
Net realized and unrealized gain (loss)	4,752,316
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,170,276

The accompanying notes are an integral part of these financial statements.

Consolidated Statement of Changes in Net Assets

	Cambria Chesapeake Pure Trend ETF
	Year Ended June 30, 2026	Year Ended June 30, 2025
OPERATIONS:
Net investment income (loss)	$417,960	$378,702
Net realized gain (loss)	1,922,686	(8,139,107)
Net change in unrealized appreciation (depreciation)	2,829,630	1,267,245
Net increase (decrease) in net assets resulting from operations	5,170,276	(6,493,160)

DISTRIBUTIONS TO SHAREHOLDERS:
From earnings	—	(70,850)
Total distributions to shareholders	—	(70,850)

CAPITAL TRANSACTIONS:
Subscriptions	21,268,724	16,361,898
Redemptions	(5,178,097)	(13,974,828)
Net increase (decrease) in net assets from capital transactions	16,090,627	2,387,070

NET INCREASE (DECREASE) IN NET ASSETS	21,260,903	(4,176,940)

NET ASSETS:
Beginning of the period	17,948,734	22,125,674
End of the period	$39,209,637	$17,948,734

SHARES TRANSACTIONS
Subscriptions	1,200,000	925,000
Redemptions	(300,000)	(850,000)
Total increase (decrease) in shares outstanding	900,000	75,000

The accompanying notes are an integral part of these financial statements.

Consolidated Financial Highlights

For a share outstanding throughout the periods presented

	Cambria Chesapeake Pure Trend ETF
	Year Ended June 30, 2026	Year Ended June 30, 2025		Period Ended June 30, 2024(a)
PER SHARE DATA:

Net asset value, beginning of period	$14.65	$19.24		$20.00

INVESTMENTS OPERATIONS:
Net investment income (loss)(b)	0.26	0.29		0.06
Net realized and unrealized gain (loss)(c)	3.54	(4.83)		(0.82)
Total from investment operations	3.80	(4.54)		(0.76)

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.05)		—
Total distributions	—	(0.05)		—

Net asset value, end of period	$18.45	$14.65		$19.24
TOTAL RETURN(d)	25.93%	(23.60	)%(e)	(3.80)%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$39,210	$17,949		$22,126
Ratio of expenses to average net assets(f)	1.16%	1.14%		0.82%
Ratio of dividend, interest and tax expenses to average net assets(f)	0.41%	0.39	%(g)	0.07%
Ratio of operational expenses to average net assets excluding dividend, interest, and tax expenses(f)	0.75%	0.75%		0.75%
Ratio of net investment income to average net assets(f)	1.55%	1.74%		3.30%
Portfolio turnover rate(d)(h)	83%	309%		0%

(a)	Inception date of the Fund was May 28, 2024.

(b)	Net investment income (loss) per share has been calculated based on average shares outstanding during the periods.

(c)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.

(d)	Not annualized for periods less than one year.

(e)	As a result of trade errors, the Fund experienced a loss totaling $18,332 for the year ended June 30, 2025, all of which was reimbursed by the Adviser (defined in Note 1). Total return would have been lower by 0.00%. See Note 4 in Notes to the Consolidated Financial Statements.

(f)	Annualized for periods less than one year.

(g)	Includes tax expense, which represented less than 0.005% as a percentage of average net assets.

(h)	Portfolio turnover rate excludes in-kind transactions, if any.

The accompanying notes are an integral part of these financial statements.

Notes to the Consolidated Financial Statements

June 30, 2026

NOTE 1 - ORGANIZATION

The Cambria Chesapeake Pure Trend ETF (the “Fund”) is a non-diversified series of Tidal Trust II (the “Trust”). The Trust was organized as a Delaware statutory trust on January 13, 2022. The Trust is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended. The Trust is governed by the Board of Trustees (the “Board”). Tidal Investments LLC (“Tidal Investments” or the “Adviser”), a Tidal Financial Group company, serves as investment adviser to the Fund. Cambria Fund Management, LLC (“Cambria” or a “Sub-Adviser”) and Chesapeake Capital Corporation (“Chesapeake” or a “Sub-Adviser”) (collectively the “Sub-Advisers”) serve as investment sub-advisers to the Fund. Chesapeake also serves as futures trading adviser to Cambria Chesapeake Cayman Subsidiary (the “Subsidiary”), a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company, pursuant to a futures trading agreement among the Adviser, Chesapeake and the Subsidiary (the “Subsidiary Trading Agreement”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”. The Fund commenced operations on May 28, 2024.

The investment objective of the Fund is to preserve capital and generate long-term capital appreciation.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Security Valuation. Equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”), and Master Limited Partnerships (“MLPs”), listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on The Nasdaq Stock Market, LLC (the “NASDAQ”)), including securities traded over-the- counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. EST if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price or mean between the most recent quoted bid and ask prices for long and short positions, respectively. For a security that trades on multiple exchanges, the primary exchange will generally be considered the exchange on which the security is generally most actively traded. For securities traded on the NASDAQ, the NASDAQ Official Closing Price will be used. Prices of securities traded on the securities exchange will be obtained from recognized independent pricing agents each day that the Fund is open for business.

Futures contracts and forward contacts are priced by an approved independent pricing service. Futures contracts are valued at the settlement price on the exchange on which they are principally traded. Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the 30-, 60-, 90- and 180 day forward rates provided by an independent source.

Investments in money market mutual funds are valued at each underlying fund’s published net asset value (“NAV”) per share as of the valuation time. Each underlying money market fund calculates NAV using the amortized cost method (which approximates fair value) as permitted by Rule 2a-7 under the 1940 Act.

The Board of Trustees has designated the Adviser as the Fund’s valuation designee. Under Rule 2a-5 of the 1940 Act, a fair value will be determined for securities for which quotations are not readily available by the Valuation Designee (as defined in Rule 2a-5) in accordance with the Pricing and Valuation Policy and Fair Value Procedures, as applicable, of the Adviser, subject to oversight by the Board. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the Adviser’s Pricing and Valuation Policy and Fair Value Procedures, as applicable. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would be calculated without regard to such considerations.

Notes to the Consolidated Financial Statements

June 30, 2026

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2026:

Cambria Chesapeake Pure Trend ETF
	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	$20,083,280	$–	$–	$20,083,280
Money Market Funds	14,727,231	–	–	14,727,231
Total Investments	$34,810,511	$–	$–	$34,810,511
Liabilities:
Investments:
Common Stocks	(3,843,070)	–	–	(3,843,070)
Total Investments	$(3,843,070)	$–	$–	$(3,843,070)
Assets:
Other Financial Instruments:(a)
Futures Contracts	482,765	–	–	482,765
Total Other Financial Instruments	$482,765	$–	$–	$482,765
Liabilities:
Other Financial Instruments:(a)
Futures Contracts	(1,647,080)	–	–	(1,647,080)
Total Other Financial Instruments	$(1,647,080)	$–	$–	$(1,647,080)

(a)	The fair value of the Fund’s other financial instruments represents the net unrealized appreciation (depreciation) as of June 30, 2026.

Notes to the Consolidated Financial Statements

June 30, 2026

Refer to the Consolidated Schedules of Investments and Consolidated Schedules of Securities Sold Short for further disaggregation of investment categories.

Derivative Instruments. The Fund has provided additional disclosures below regarding derivatives and hedging activity intending to improve financial reporting by enabling investors to understand how and why the Fund uses futures contracts and forward currency contracts (both a type of derivative), how they are accounted for and how they affect an entity’s results of operations and financial position. The Fund may use derivatives for risk management purposes or as part of their investment strategies. Derivatives are financial contracts whose values depend on, or are derived from, the value of an underlying asset, reference rate or index. The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

The average notional amount for open futures contracts and forward currency contracts is based on the monthly notional amounts. The notional amount for open futures contracts and forward currency contracts represents the U.S. dollar value of the contract as of the day of opening the transaction or latest contract reset date.

The Fund’s average notional value of open long futures contracts and long forward contracts outstanding during the year ended June 30, 2026 was $85,325,176 and $19,129,667, respectively.

The Fund’s average notional value of open short futures contracts and short forward contracts outstanding during the year ended June 30, 2026 was $121,537,897 and $9,371,918, respectively.

Consolidated Statement of Assets and Liabilities

Fair value of derivative instruments as of June 30, 2026:

Asset Derivatives		Liability Derivatives
Instrument:	Balance Sheet Location:	Instrument:	Balance Sheet Location:

Futures Contracts	Unrealized appreciation on Futures Contracts	Equity Risk	Unrealized depreciation on Futures Contracts
Commodities Risk	$241,902		$962,595
Foreign Exchange
Currencies Risk	139,045		223,424
Interest Rate Risk	101,818		461,061

Total Futures Contracts	$482,765		$1,647,080

Notes to the Consolidated Financial Statements

June 30, 2026

Consolidated Statement of Operations

The effect of derivative instruments on the Consolidated Statement of Operations for the year ended June 30, 2026:

Realized Gain (Loss)		Change in Unrealized Appreciation (Depreciation)
Instrument:	Location:	Instrument:	Location:

Futures Contracts	Net realized gain (loss) from Futures Contracts	Futures Contracts	Net change in unrealized appreciation (depreciation) on Futures Contracts
Commodities Risk	$1,738,238		$(698,462)
Foreign Exchange Currencies Risk	35,570		(118,409)
Interest Rate Risk	(245,122)		(449,092)
Total Futures Contracts	$1,528,686		$(1,265,963)

Forward Currency Contracts	Net realized gain (loss) from Forward Currency Contracts	Forward Currency Contracts	Net change in unrealized appreciation (depreciation) on Forward Currency Contracts

Foreign Exchange Currencies Risk	1,206,977		(110,191)

The Fund is not subject to master netting agreements; therefore, no additional disclosures regarding netting arrangements are required.

Federal Income Taxes. The Fund has elected to be taxed as a regulated investment company (“RIC”) and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to RICs. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to RICs, the Fund intends to declare as dividends in each calendar year, at least 98% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years. As a RIC, the Fund is subject to a 4% excise tax that is imposed if the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year). The Fund generally intends to distribute income and capital gains in the manner necessary to minimize (but not necessarily eliminate) the imposition of such excise tax. The Fund may retain income or capital gains and pay excise tax when it is determined that doing so is in the best interest of shareholders. Management evaluates the costs of the excise tax relative to the benefits of retaining income and capital gains, including that such undistributed amounts (net of the excise tax paid) remain available for investment by the Fund and are available to supplement future distributions. Tax expense is disclosed in the Consolidated Statement of Operations, if applicable.

As of June 30, 2026, the Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Delaware; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Consolidated Statement of Operations. The Subsidiary is an exempted Cayman investment company and as such is not subject to Cayman Island taxes at the present time. For U.S. income tax purposes, the Subsidiary is a controlled foreign corporation not subject to U.S. income taxes. As a wholly-owned controlled foreign corporation, the Subsidiary’s net income and capital gains, if any, will be included each year in the Fund’s investment company taxable income.

Notes to the Consolidated Financial Statements

June 30, 2026

Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income or expense is recorded on the ex -dividend date. Dividends received from REITs generally are comprised of ordinary income, capital gains, and may include return of capital. Interest income or expense is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Futures Contracts. The Fund may purchase or sell futures contracts to gain long or short exposure to equities, fixed income, currencies and commodities. The purchase or sale of futures contracts may be more efficient or cost -effective than buying or selling the underlying securities or assets. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate, or index) at a specific price on the contract maturity date. Upon entering into a futures contract, the Fund is required to pledge to the counterparty an amount of cash, U.S. government securities or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange or the broker. Thereafter, a “variation margin” amount may be required to be paid by the Fund or received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the marked- to market value of the futures contract. London Metal Exchange (“LME”) futures contracts settle on their respective maturity date, and do not have daily cash movements like other futures contracts. The account is marked-to market daily and the variation margin is monitored by the Adviser and Custodian (defined below) on a daily basis. When the contract is closed, the Fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund will cover their current obligations under futures contracts by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations. The Fund’s use of futures contracts may involve risks that are different from, or possibly greater than, the risk associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of the futures contracts may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: an illiquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that a counterparty will not perform its obligations. The Fund had futures contracts activity during the years ended June 30, 2026. Realized and unrealized gains and losses are included in the Consolidated Statement of Operations. The futures contracts held by the Fund are exchange-traded with StoneX Financial, Inc. acting as the futures commission merchant.

Notes to the Consolidated Financial Statements

June 30, 2026

Forward Currency Contracts. The Fund may purchase forward currency contracts. A forward currency contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate (e.g., 30-, 60-, or 90- days). The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Realized and unrealized gains and losses are included in the Consolidated Statement of Operations.

Basis for Consolidation for the Fund. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary will generally invest in futures contracts that do not generate “qualifying income” under the source of income test required to qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Unlike the Fund, the Subsidiary may invest without limitation in futures contracts and other derivative instruments; however, the Subsidiary will comply with the same 1940 Act requirements that are applicable to the Fund’s transactions in derivatives. In addition, the Subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Fund. Unlike the Fund, the Subsidiary will not seek to qualify as a RIC under the Code. The Fund is the sole investor in the Subsidiary and does not expect the shares of the Subsidiary to be offered or sold to other investors. The financial statements of the Subsidiary are consolidated with the Fund’s financial statements. The Fund had $2,105,008, or 5.4% of its net assets invested in the Subsidiary as of June 30, 2026.

Deposits at Brokers. Deposits at brokers for futures contracts, forward currency contracts, and securities sold short represent amounts that are held by third parties under certain of the Fund’s derivative transactions. Such cash is excluded from cash and cash equivalents in the Consolidated Statement of Assets and Liabilities. Cash and cash equivalents and deposits at broker are subject to credit risk to the extent those balances exceed applicable Securities Investor Protection Corporation (“SIPC”) or Federal Deposit Insurance Corporation (“FDIC”) limitations.

Distributions to Shareholders. Distributions to shareholders from net investment income, if any, for the Fund are declared and paid annually. Distributions to shareholders from net realized gains on securities, if any, for the Fund normally are declared and paid at least annually. Distributions are recorded on the ex-dividend date.

Short Sales. The Fund may engage in short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of the security will decline. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the borrowed security by purchasing it subsequently at prevailing market prices, which may be higher than the price at which the security was sold by the Fund. Until the borrowed security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue on the borrowed security during the period of the loan. In addition, the Fund may be required to pay a premium or other fee to borrow the security. The Fund’s potential loss on a short sale is theoretically unlimited.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Share Valuation. The NAV per Share is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities by the total number of Shares outstanding for the Fund, rounded to the nearest cent. Fund Shares will not be priced on the days on which the Cboe BZX Exchange, Inc. or New York Stock Exchange (“NYSE”) is closed for trading.

Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Notes to the Consolidated Financial Statements

June 30, 2026

Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board-approved Liquidity Risk Management Program (the “Program”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of the value of the Fund’s net assets. An illiquid investment is any security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Fund should be in a position where the value of illiquid investments held by the Fund exceeds 15% of the Fund’s net assets, the Fund will take such steps as set forth in the Program.

Derivatives Transactions. Pursuant to Rule 18f-4 under the 1940 Act, the SEC imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation and cover framework arising from prior SEC guidance for covering derivatives and certain financial instruments currently used by funds to comply with Section 18 of the 1940 Act and treats derivatives as senior securities. Under Rule 18f-4, a fund’s derivatives exposure is limited through a value- at- risk test. Funds whose use of derivatives is more than a limited specified exposure amount are required to establish and maintain a comprehensive derivatives risk management program, subject to oversight by a fund’s board of trustees, and appoint a derivatives risk manager. The Fund has implemented a Rule 18f-4 Derivative Risk Management Program that complies with Rule 18f-4.

Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per Share. These differences are primarily due to adjustments for Subsidiary income. For the year ended June 30, 2026, the following adjustments were made:

Paid-In Capital	Total distributable earnings/(accumulated losses)
$25,800	$(25,800)

NOTE 3 - PRINCIPAL INVESTMENT RISKS

Counterparty Risk. Counterparty risk is the likelihood or probability that a party involved in a transaction might default on its contractual obligation. Where the Fund enters into derivative contracts that are exchange-traded, the Fund is subject to the counterparty risk associated with the Fund’s clearing brokers or clearinghouses. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties.

Commodities Risk. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Exposure to the commodities markets through investments in commodities (or indirectly via derivative instruments) may subject the Fund to greater volatility than investments in traditional securities. Significant changes in the value of commodities may lead to volatility in the Fund’s NAV and market price.

●	Energy Commodities Risk. The prices of energy commodities are subject to national and global political events such as governmental regulation and intervention, price controls, and restrictions on production levels. Energy commodities have had significant price swings in recent years. Markets for various energy-related commodities can have significant volatility, and are subject to control or manipulation by large producers or purchasers.

Notes to the Consolidated Financial Statements

June 30, 2026

●	Precious Metal Commodities Risk. The prices of precious metals may be influenced by macroeconomic conditions, including confidence in the global monetary system and the relative strength of various currencies, as well as demand in the industrial and jewelry sectors. Political events also influence the prices of precious metals. Prices are influenced by supplies of precious metals, which may be affected by sales by central banks and governmental agencies that hold large amounts of these metals, particularly gold.

●	Industrial Metal Commodities Risk. The prices of commodities comprising the industrial metals are subject to a number of factors that can cause price fluctuations, including changes in the level of industrial activity; disruptions in mining, storing, and refining the metals; adjustments to inventory; variations in production costs; and regulatory compliance costs.

●	Grains Commodities Risk. The commodities comprising the grains are subject to a number of factors that can cause price fluctuations, including weather conditions, changes in government policies and trade agreements, planting decisions, and changes in demand.

Equity Market Risk. By virtue of the Fund’s investments in equity securities, the Fund is exposed to common stocks which subjects the Fund to equity market risk. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests.

As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. The Fund is subject to the above principal risks, as well as other principal risks which may adversely affect the Fund’s NAV, trading price, yield, total return and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Investment Risks.”

NOTE 4 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Advisory Agreement”), and, pursuant to the Advisory Agreement, provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and oversight of the Board. The Adviser is also responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Board. The Adviser also serves as adviser to the Subsidiary pursuant to the advisory agreement between the Adviser and the Subsidiary (the “Subsidiary Advisory Agreement”). The Adviser does not receive any compensation for services rendered by the Adviser as investment adviser to the Subsidiary and is not entitled to any compensation under the Subsidiary Advisory Agreement. The Adviser provides oversight of the Sub-Advisers and review of the Sub-Advisers’ performance.

Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary management fee (the “Investment Advisory Fee”) based on the average daily net assets of the Fund at the annualized rate of 0.75%. Out of the Investment Advisory Fee, the Adviser is obligated to pay or arrange for the payment of substantially all expenses of the Fund, including the cost of sub-advisory, transfer agency, custody, fund administration, and all other related services necessary for the Fund to operate. Under the Advisory Agreement, the Adviser has agreed to pay, or require the Sub-Advisers to pay, all expenses incurred by the Fund except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, “Excluded Expenses”), and the Investment Advisory Fee payable to the Adviser. The Investment Advisory Fees incurred are paid monthly to the Adviser. Investment Advisory Fees for the years ended June 30, 2026 are disclosed in the Consolidated Statement of Operations.

Notes to the Consolidated Financial Statements

June 30, 2026

The Sub-Advisers serve as investment sub-advisers to the Fund, pursuant to a sub-advisory agreements between the Adviser and the Sub-Advisers with respect to the Fund (the “Sub-Advisory Agreements”). Pursuant to the Sub-Advisory Agreements, the Sub-Advisers are responsible for the day-to-day management of the Fund’s portfolio, including determining the securities purchased and sold by the Fund, subject to the supervision of the Adviser and the Board. The Sub-Advisers are paid a fee by the Adviser, which is calculated daily and paid monthly, at an annual rate of 0.04% of the Fund’s average daily net assets (the “Sub-Advisory Fee”). The Sub-Advisers and the Adviser have agreed that each will have a joint obligation to pay all expenses incurred by the Fund, except for Excluded Expenses. For assuming the payment obligation, the Adviser has agreed to pay to the Sub-Advisers a portion of the profits, if any, generated by the Fund’s Investment Advisory Fees, less a contractual fee retained by the Adviser. Expenses incurred by the Fund and paid by the Sub-Advisers include fees charged by Tidal (defined below), which is an affiliate of the Adviser.

Chesapeake also serves as the Futures Trading Advisor to the Subsidiary, a wholly-owned and controlled subsidiary of the Fund, organized under the laws of the Cayman Islands as an exempted company, pursuant to the Subsidiary Trading Agreement. Pursuant to the Subsidiary Trading Agreement, Chesapeake is responsible for the day-to-day management of the Subsidiary’s commodities portfolio, including making recommendations about the commodities investments to be purchased and sold by the Subsidiary, subject to the supervision of the Adviser and the Board. Chesapeake is not paid an additional fee under the Subsidiary Trading Agreement.

Tidal ETF Services LLC (“Tidal”), a Tidal Financial Group company and an affiliate of the Adviser, serves as the Fund’s administrator and, in that capacity, performs various administrative and management services for the Fund. Tidal coordinates the payment of Fund-related expenses and manages the Trust’s relationships with its various service providers. As compensation for the services it provides, Tidal receives a fee based on the Fund’s average daily net assets, subject to a minimum annual fee. Tidal also is entitled to certain out-of-pocket expenses for the services mentioned above.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Fund’s fund accountant and transfer agent. In those capacities, Fund Services performs various accounting and transfer agency services for the Fund. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s custodian.

ALPS Distributors, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Shares. Certain officers and a trustee of the Trust are affiliated with the Adviser. Neither the affiliated trustee nor the Trust’s officers receive compensation from the Fund.

The Board has adopted a Distribution (Rule 12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to pay distribution fees for the sale and distribution of their Shares. No Rule 12b-1 fees are currently paid by the Funds, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of each Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

During the year ended June 30, 2025, the Fund had a trade error that resulted in a $18,332 loss to the Fund which was subsequently reimbursed to the Fund by the Adviser.

NOTE 5 - SEGMENT REPORTING

In accordance with the FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”), the Fund has evaluated its business activities and determined that it operates as a single reportable segment.

The Fund’s investment activities are managed by the Principal Financial Officer, who serves as the Chief Operating Decision Maker. The Principal Financial Officer is responsible for assessing the Fund’s financial performance and allocating resources. In making these assessments, the Principal Financial Officer evaluates the Fund’s financial results on an aggregated basis, rather than by separate segments. As such, the Fund does not allocate operating expenses or assets to multiple segments, and accordingly, no additional segment disclosures are required. There were no intra-entity sales or transfers during the reporting period.

Notes to the Consolidated Financial Statements

June 30, 2026

The Fund primarily generates income through dividends, interest, and realized/unrealized gains on its investment portfolio. Expenses incurred, including management fees, Fund operating expenses, and transaction costs, are considered general Fund-level expenses and are not allocated to specific segments or business lines.

Management has determined that the Fund does not meet the criteria for disaggregated segment reporting under ASU 2023-07 and will continue to evaluate its reporting requirements in accordance with applicable accounting standards.

NOTE 6 - PURCHASES AND SALES OF SECURITIES

For the year ended June 30, 2026, the cost of purchases and proceeds from the sales or maturities of securities, excluding short-term investments, U.S. government securities, in-kind transactions, securities sold short and securities covered, and purchases and sales of the Subsidiary, were $20,422,689 and $9,191,274, respectively.

For the year ended June 30, 2026, there were no purchases or sales of long-term U.S. government securities.

For the year ended June 30, 2026, in-kind transactions associated with creations and redemptions for the Fund were $383,726 and $0, respectively.

NOTE 7 - INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal year ended June 30, 2026 were as follows:

Distributions paid from:	June 30, 2026	June 30, 2025
Ordinary Income	$—	$70,850

As of the fiscal year ended June 30, 2026, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Cost of investments(a)	$30,731,225
Gross tax unrealized appreciation	5,654,532
Gross tax unrealized depreciation	(1,575,246)
Net tax unrealized appreciation (depreciation)	4,079,286
Undistributed ordinary income (loss)	1,913,806
Undistributed long-term capital gain (loss)	—
Other accumulated gain (loss)	(5,672,602)
Total distributable earnings/(accumulated losses)	$320,490

(a)	Investments, at cost includes long & short investments, futures, and forwards. The difference between book and tax-basis cost of investments was attributable primarily to the treatment of wash sales.

Notes to the Consolidated Financial Statements

June 30, 2026

Net capital losses incurred after October 31 (post-October losses) and net investment losses incurred after December 31 (late-year losses), and within the taxable year, may be elected to be deferred to the first business day of the Fund’s next taxable year. As of the fiscal year ended June 30, 2026, the Fund had not elected to defer any post-October or late-year losses.

As of the fiscal year ended June 30, 2026, the Fund had long-term and short-term capital loss carryovers of $2,385,397 and $3,471,935, respectively, which do not expire.

NOTE 8 - SHARES TRANSACTIONS

Shares of the Fund are listed and traded on The Cboe BZX Exchange, Inc. Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in large blocks of shares, called Creation Units. Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $500, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee, payable to the fund, may be charged on all cash transactions, non-standard orders, or partial cash transactions for Creation Units and Redemption Units of up to a maximum of 2% of the value of the Creation Units and Redemption Units subject to the transaction. Variable fees are imposed to compensate the Fund for transaction costs associated with the cash transactions. Variable fees received by the Fund, if any, are disclosed in the capital shares transactions section of the Consolidated Statements of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

NOTE 9 - RECENT MARKET EVENTS

U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions and tariffs, political events, armed conflict, war, and geopolitical conflict. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. As a result, the risk environment remains elevated.

NOTE 10 - SUBSEQUENT EVENTS

Subsequent to the fiscal year end, the Fund discontinued the use of short sales and transitioned to the use of derivative instruments to obtain certain investment exposures. As a result of this change in investment strategy, the Fund revised the calculation of Other Expenses presented in the Fund’s prospectus to reflect the expenses expected to be incurred under its current investment strategy. In particular, expenses associated with short sales, including dividend expense on securities sold short and/or stock borrow fees, are no longer expected to be incurred by the Fund and, accordingly, are no longer reflected in the calculation of Other Expenses. The revised Other Expenses became effective on July 17, 2026.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Cambria Chesapeake Pure Trend ETF and

Board of Trustees of Tidal Trust II

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedules of investments, securities sold short, and futures contracts of Cambria Chesapeake Pure Trend ETF (the “Fund”), a series of Tidal Trust II, as of June 30, 2026, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for the years ended June 30, 2026 and 2025, and for the period from May 28, 2024 (commencement of operations) through June 30, 2024, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2026, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2026, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Tidal Investments LLC investment companies since 2020.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

August 28, 2026

Additional Information (Unaudited)	Cambria Chesapeake Pure Trend ETF

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended June 30, 2026, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Cambria Chesapeake Pure Trend ETF	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended June 30, 2026, was as follows:

Cambria Chesapeake Pure Trend ETF	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended June 30, 2026, was as follows:

Cambria Chesapeake Pure Trend ETF	0.00%

(b)	Financial Highlights are included within the financial statements filed under Item 7(a) of this Form.

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

There have been no changes in or disagreements with the Fund’s accountants.

Item 9. Proxy Disclosure for Open-End Investment Companies.

There were no matters submitted to a vote of shareholders during the period covered by the report.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

See Item 7(a). Under the Investment Advisory Agreement, in exchange for a single unitary management fee from the Fund, the Adviser has agreed to pay all expenses incurred by the Fund, including Trustee compensation, except for certain excluded expenses.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not Applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 16. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not Applicable

(b) Not Applicable

Item 19. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

(3) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(5) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tidal Trust II

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, Principal Executive Officer

Date	September 3, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, Principal Executive Officer

Date	September 3, 2026

By (Signature and Title)*	/s/ Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date	September 3, 2026

* Print the name and title of each signing officer under his or her signature.